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                                                                    EXHIBIT 10.1
                              CONSULTING AGREEMENT
                              --------------------

     Agreement made as of this 26th day of June 1996, between BIO-IMAGING TECHNOLOGIES, INC., a Delaware corporation (the "Corporation") with its principal place of business at 830 Bear Tavern Road, West Trenton, New Jersey 07060, and INVESTMENT PARTNERS CAPITAL & MANAGEMENT CORP., a New York Corporation ("IPCM") with its principal place of business at 732 West Eighth Street, Plainfield, New Jersey 07090.

     In consideration of the covenants and agreements herein contained, the parties agree as follows:

     1.  Employment.  The Corporation hereby retains IPCM as an independent
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consultant, and IPCM hereby accepts such retention for a term commencing on June
6, 1996 and ending on June 5, 1998. The Company may terminate this Agreement at any time upon three days written notice. In the event of such termination, IPCM shall not be required to repay the $30,000, or any part of it, set forth in Paragraph 3(a).

     2.  Duties.  During the term of this Agreement, IPCM agrees to render to
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the Corporation, product/market development and financial consulting services at the Corporation's headquarters or in New Jersey, Pennsylvania, New York or Washington, D.C. IPCM will be available for such services as may be requested by the chief executive officer of the Corporation, at reasonable times during the term hereof, upon adequate notice from said officer. IPCM agrees to devote necessary time, not to exceed 5 hours per month, for the term of this Agreement. The

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compensation set forth in Paragraph 3 hereof shall be payable without diminution, whether or not IPCM has been requested to perform 5 hours in any month.

     3.  Compensation.
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     (a) The Corporation shall pay IPCM $30,000 for its services hereunder, which amount shall be payable upon the execution hereof.

     (b) The Corporation will reimburse IPCM within ten (10) days after the receipt of a quarterly summary of its out-of-pocket expenses reasonably incurred in connection with its performance of services authorized by the Company, including the cost of transportation to West Trenton, New Jersey, or other locations as required by the services being performed.

     4.  New Financing.  In the event the Corporation seeks new financing, or
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capital, or an acquisition or merger, or other strategic partnering arrangement,
("New Financing") the Company may, at its option, give IPCM an opportunity to arrange such New Financing (but excluding any transaction with Corning Pharmaceutical Service, Inc. or its subsidiaries and affiliates). In the event IPCM arranges such a New Financing which is consummated, IPCM will have earned, and the Corporation will pay, the transaction fee set forth in subparagraph (b) hereof.

     (b) Transaction Fee.  The transaction fee payable by the Corporation
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pursuant to subparagraph (a) shall be paid in cash at the closing of the transaction in an amount, equal to 5% of the first million dollars involved in the transaction, 4% of the second million, 3% of the third million, 2% of the next million and 1% of the balance involved in the transaction. Payments made of the consulting fee under Paragraph 3 shall be credited against the Transaction Fee payable under this paragraph 4.

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(c)  Valuation.  The transaction shall be valued for purposes of this Paragraph
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4 as follows:

          (i) The transaction value shall be the total investment, or purchase price paid or received by the Corporation, including cash or property advanced, liabilities assumed and any and all other financial benefits paid, accepted, or assumed;

          (ii) The value of any property shall be the value used by the parties to the transaction.

     5.  Confidential Information.  IPCM further agrees that the Corporation has
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valuable and unique confidential information and trade secrets and it will not at any time during the term hereof or hereafter disclose to any person, corporation, firm, partnership or other entity whatsoever, or any officer, director, stockholder, partner, associate, employee, agent or representative of any such partnership, firm or corporation or other entity any confidential information or confidential trade secrets of the Corporation or its subsidiaries except as may be appropriate in carrying out various assignments requested by the Corporation.

     The Corporation shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to an injunction without the posting of any bond or other security, enjoining or restraining IPCM from any violation or threatened violation of this Paragraph 5, and IPCM hereby consents to the issuance of such injunction.

     6.  Survival of Restrictions.  If any of the restrictions contained in
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Paragraph 5 herein shall be deemed to be unenforceable by reason of the extent, duration or geographical scope thereof or otherwise, then the parties contemplate that the Court shall reduce the extent, duration, geographical scope or other provision thereof and enforce those Sections in their reduced form for all purposes in the manner contemplated.

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     7.  Agreement Complete; Amendments.  There are no oral agreements or
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understandings with respect to or affecting this Agreement and this Agreement may not be amended, supplemented, cancelled or discharged except by a written instrument executed by the party to be charged. The parties do not intend to confer any benefit hereunder on any third person and, without limiting the generality of the foregoing, the parties may, in writing, without notice to or consent of any third person at any time waive any rights hereunder or amend this Agreement in any respect or terminate this Agreement.

     8.  Authority.  Each party represents to the other, that:
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     (a) it has legal power to execute and deliver this Agreement and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

     (b) it has duly executed and delivered this Agreement, and that the Agreement is a valid and binding agreement enforceable against it in accordance with its terms.

     9.  Non-assignability.  This Agreement and the benefits hereunder may not
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be assigned or transferred, nor may the services to be performed hereunder be assigned by the Corporation to any person, firm or corporation except any of its subsidiaries; provided, however, that this Agreement and the benefits hereunder may be assigned by the Corporation to any corporation into which the Corporation may be merged or consolidated, and this Agreement and the benefits hereunder will automatically be deemed assigned to any such corporation.

     10.  Governing Law.  This Agreement will be governed by and construed in
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accordance with the laws of the State of New Jersey, applicable to agreements made and to be performed entirely within such State.

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     11.  Controversy.  Any controversy or claim arising under or in connection
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with this Agreement shall be arbitrated before the American Arbitration
Association in New York City in accordance with its rules.

     12.  Independent Contractor.  IPCM shall be an independent contractor
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hereunder and nothing herein shall constitute IPCM an employee of the
Corporation for any purpose, including without limitation, employer's withholding or similar tax obligations.

     13.  Notices.  All notices which the Corporation is required or permitted
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to give to IPCM shall be sufficiently given if sent by certified mail, postage prepaid, or by telegram, addressed to IPCM at its address referred to above, or at such other place as IPCM may from time to time designate in writing. All notices which IPCM is required or permitted to give to the Corporation shall be sufficiently given if sent by certified mail, postage prepaid, or by telegram, addressed to the Corporation at its principal office (Attention President), as set forth above, or at such other place as the Corporation may from time to time designate in writing. Any such notice shall be deemed to have been given as of the date so mailed or telegraphed as evidenced by the postmark on the envelope or official notation of time and date on a telegram. Any notice delivered otherwise than as provided above shall be deemed received only at the time actually received by the person to whom it is addressed.

     14.  Waivers.  No waiver by either party of any breach or non-performance
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of any provision or obligation of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision of this Agreement.

     15.  Captions.  All captions and headings herein are for convenience of
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reference only and shall not be deemed to affect the meaning of this Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                         BIO-IMAGING TECHNOLOGIES, INC.

                         By:/s/ Donald W. Lohin
                            ----------------------------------------
                            President and Chief Executive Officer

                         INVESTMENT PARTNERS CAPITAL & MANAGEMENT CORP.

                         By: /s/ Frank Abella
                             ---------------------------------------
                                 President


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